Prospectus Supplement	dated May 31, 2007

PUTNAM AMERICAN GOVERNMENT INCOME FUND Prospectus dated January 30, 2007

The final paragraph under “Main Investment Strategies – U.S. Government Bonds” is revised in its entirety as follows:

Under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. We may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that we determine to be of comparable quality.

The section “Who manages the fund?” is supplemented to reflect that the members of the Core-Fixed Income team primarily responsible for the day-to-day management of the fund’s portfolio are now Rob Bloemker (Portfolio Leader), Daniel Choquette (Portfolio Member) and Michael Salm (Portfolio Member).

Positions held by Messrs. Bloemker and Choquette over the past five years and their fund holdings are set forth in the prospectus.

Mr. Salm joined the fund in May, 2007. Since 2002, he has been employed by Putnam Management, currently as a Mortgage Specialist. He owned no fund shares as of April 30, 2007. Mr. Salm owned shares in all Putnam funds valued between $100,001 and $500,000 as of April 30, 2007.

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